Exhibit 10.140

Narcoossee Acquisitions, LLC

March 14, 2022

Joseph La Rosa

La Rosa Realty, LLC

1420 Celebration Blvd. Suite 100

Celebration, FL 34747

Norkis Fernandez

La Rosa Realty, LLC

8236 Lee Vista Blvd. Suite D

Orlando, FL 32829

Re:	Renewal Option of Lease dated March 22, 2017

This letter will acknowledge your exercise of the option to renew per section 67 of the terms of the Lease.

Per the Terms of the Lease, your Base Rental rate will be as follows:

Starting October 31, 2022 - $25.30 psf or $8,222.50 per month for Base Rent plus sales tax.

Additional Rent/CAM charges are currently estimated at $7.80 psf plus sales tax for 2022.

If you agree to these terms, please sign below acknowledging the exercise of the option and send this document back to our office.

Signed:	/s/ Joseph La Rosa	Date:	3/15/22
Joseph La Rosa
La Rosa Realty, LLC
A Florida limited liability company

Sincerely,

Narcoossee Acquisition, LLC

Jeri Killian

130 S. Orange Avenue #300 ● Orlando, Florida 32801

Telephone ● 407/425-6623   FAX ● 407/422-1924